                                                           EXHIBIT 23.5

                                  CONSENT

    The undersigned hereby consents to the filing of its real estate appraisals for the property identified below as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated:  ____________________, 1997

Property:   Oceanside                       BOZNANSKI & COMPANY
           (Encore and Symphony parcels)

                                            By /s/ Carl W. Boznanski
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                                            Print Name Carl W. Boznanski
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                                            Title      President
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